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                                                                      EXHIBIT 24

                             DIRECTORS AND OFFICERS
                               POWER OF ATTORNEY

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

    RE:  Jo-Ann Stores, Inc.
         Commission File No. 1-6695
         1934 Act Filings on Form 10-K
         For Fiscal Year Ended January 30, 1999

Gentlemen:

The above Company is the issuer of securities registered under Section 12 of the Securities Exchange Act of 1934 (the "Act"). Each of the persons signing his or her name below confirms, as of the date appearing opposite his or her signature, that Alan Rosskamm, Brian P. Carney, and each of them, are authorized on his or her behalf to sign and to submit to the Securities and Exchange Commission such filings on Form 10-K as are required by the Act. Each person so signing also confirms the authority of Alan Rosskamm, Brian P. Carney, and each of them, to do and perform on his or her behalf, any and all acts and things requisite or necessary to assure compliance by the signing person with the Form 10-K filing requirements. The authority confirmed herein shall remain in effect as to each person signing his or her name below until such time as the Commission shall receive from such person a written communication terminating or modifying the authority.
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
                                           DATE
                                    ------------------
        /s/ ALAN ROSSKAMM
   ---------------------------      April 16, 1999
          Alan Rosskamm

       /s/ BRIAN P. CARNEY
   ---------------------------      April 16, 1999
         Brian P. Carney

        /s/ BETTY ROSSKAMM
   ---------------------------      April 16, 1999
          Betty Rosskamm

        /s/ ALMA ZIMMERMAN
   ---------------------------      April 16, 1999
          Alma Zimmerman

                                           DATE
                                    ------------------

         /s/ SCOTT COWEN
   ---------------------------      April 15, 1999
           Scott Cowen

         /s/ FRANK NEWMAN
   ---------------------------      April 15, 1999
           Frank Newman

         /s/ IRA GUMBERG
   ---------------------------      April 15, 1999
           Ira Gumberg

         /s/ GREGG SEARLE
   ---------------------------      April 15, 1999
           Gregg Searle

         /s/ DEBRA WALKER
   ---------------------------      April 15, 1999
           Debra Walker
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